                                                                    EXHIBIT 10.9



                                    EXHIBIT A

                           CHANGE OF CONTROL AGREEMENT


        This Change of Control Agreement (this "Agreement"), dated as of August 16, 2000, is between Eden Bioscience Corporation, a Washington corporation (the "Company"), and Jerry L. Butler (the "Employee").

        The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to ensure that the Company will have the continued dedication of the Employee, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined in Appendix A to this Agreement, which is incorporated herein by this reference) of the Company. The Board believes it is imperative to diminish the inevitable distraction of the Employee arising from the personal uncertainties and risks created by a pending or threatened Change of Control, to encourage the Employee's full attention and dedication to the Company currently and in the event of any threatened or pending Change of Control, to encourage the Employee's willingness to serve a successor in an equivalent capacity, and to provide the Employee with reasonable compensation and benefits arrangements in the event that a Change of Control results in the Employee's loss of equivalent employment.

        In order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

1.      EMPLOYMENT

        1.1     CERTAIN DEFINITIONS

             (a) "Effective Date" shall mean the first date during the Change of Control Period (as defined in Section 1.1(b)) on which a Change of Control occurs.

             (b) "Change of Control Period" shall mean the period commencing on the date of this Agreement and ending on the second anniversary of the date the Company gives notice to the Employee that the Change of Control Period shall be terminated.

        1.2     EMPLOYMENT PERIOD

        The Company hereby agrees to continue the Employee in its employ or in the employ of its affiliated companies, and the Employee hereby agrees to remain in the employ of the Company or its affiliated companies, in accordance with the terms and provisions of this Agreement, for the period commencing on the Effective Date and ending on the second anniversary of such date (the "Employment Period").

        1.3     POSITION AND DUTIES

        During the Employment Period, the Employee's position, authority, duties and responsibilities shall be at least reasonably commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 90-day period immediately preceding the Effective Date.

        1.4     EMPLOYMENT STATUS

        If prior to the Effective Date the Employee's employment with the Company or its affiliated companies terminates, then the Employee shall have no further rights under this Agreement.

        1.5     BOARD OF DIRECTORS

        The Employee is either currently or at some future time may become a member of the Board. His continuation as such shall be subject to the will of the Company's stockholders and the Board, as provided in the Company's by-laws and certificate of incorporation. Removal of the Employee from, or nonelection of the Employee to, the Board by the Company's stockholders or the Board, as provided in the Company's by-laws and articles of incorporation, shall in no event be deemed a breach of this Agreement by the Company.

2.      ATTENTION AND EFFORT

        During the Employment Period, and excluding any periods of vacation and sick leave to which the Employee is entitled, the Employee will devote all of his professional productive time, ability, attention and effort to the business and affairs of the Company and the discharge of the responsibilities assigned to him hereunder, and will use his best efforts to perform faithfully and efficiently such responsibilities.

3.      COMPENSATION

        During the Employment Period, the Company agrees to pay or cause to be paid to the Employee, and the Employee agrees to accept in exchange for the services rendered hereunder by him, the following compensation:

        3.1     SALARY

        The Employee shall receive an annual base salary (the "Annual Base Salary"), at least equal to the annual salary established by the Board or the Compensation Committee of the Board (the "Compensation Committee") prior to the Effective Date for the fiscal year in which the Effective Date occurs. The Annual Base Salary shall be paid in substantially equal installments and at the same intervals as the salaries of other officers of the Company are paid.



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

        3.2     BONUS

        Employee may be entitled to receive, in addition to the Annual Base Salary, an annual bonus in an amount to be determined by the Board of Directors of the Company in its sole discretion.

        3.3     BENEFITS

        During the Employment Period, the Employee shall be entitled to participate, subject to and in accordance with applicable eligibility requirements, in such fringe benefit programs as shall be provided to other employees of the Company and its affiliated companies from time to time during the Employment Period by action of the Board (or any person or committee appointed by the Board to determine fringe benefit programs and other emoluments).

        3.4     EXPENSES

        During the Employment Period, the Employee shall be entitled to receive prompt reimbursement for all reasonable employment expenses incurred by him in accordance with the policies, practices and procedures of the Company and its affiliated companies in effect for the employees of the Company and its affiliated companies during the Employment Period or pursuant to an applicable travel policy.

4.      TERMINATION

        Employment of the Employee during the Employment Period may be terminated as follows but, in any case, the nondisclosure and noncompetition provisions set forth in Sections 7, 8, 9 and 10 of the Employment Agreement shall survive the termination of this Agreement and the termination of the Employee's employment with the Company:

        4.1     BY THE COMPANY OR THE EMPLOYEE

        Upon giving Notice of Termination (as defined below), the Company may terminate the employment of the Employee with or without Cause (as defined in the Employment Agreement), and the Employee may terminate his employment for Good Reason (as defined below) or for any reason, at any time during the Employment Period.

        4.2     AUTOMATIC TERMINATION

        This Agreement and the Employee's employment during the Employment Period shall terminate automatically pursuant to Section 11.1 of the Employment Agreement upon the death of the Employee. The Employee and the Company hereby acknowledge that the Employee's presence and ability to perform the duties specified in Section 1.3 hereof is of the essence of this Agreement.



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        4.3     NOTICE OF TERMINATION

        Any termination by the Company or by the Employee during the Employment Period shall be communicated by Notice of Termination to the other party given within 20 working days in accordance with Section 11.4 of the Employment Agreement. The term "Notice of Termination" shall mean a written notice which
(a) indicates the specific termination provision in this Agreement relied upon and (b) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated. The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or the Company hereunder or preclude the Employee or the Company from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

        4.4     DATE OF TERMINATION

        During the Employment Period, "Date of Termination" means (a) if the Employee's employment is terminated by reason of death, at the end of the calendar month in which the Employee's death occurs, and (b) in all other cases, five days after the date of personal delivery of or mailing of, as applicable, the Notice of Termination. The Employee's employment and performance of services will continue during such five-day period; provided, however, that the Company may, upon notice to the Employee and without reducing the Employee's compensation during such period, excuse the Employee from any or all of his duties during such period.

5.      TERMINATION PAYMENTS

        In the event of termination of the Employee's employment during the Employment Period, all compensation and benefits set forth in this Agreement shall terminate except as specifically provided in this Section 5.

        5.1 TERMINATION BY THE COMPANY FOR OTHER THAN CAUSE OR BY THE EMPLOYEE FOR GOOD REASON

        If the Company terminates the Employee's employment other than for Cause or the Employee terminates his employment for Good Reason prior to the end of the Employment Period, the Employee shall be entitled to:

             (a) receive payment of the following accrued obligations (the "Accrued Obligations"):

                    (i) the Employee's Annual Base Salary through the Date of Termination to the extent not theretofore paid;

                    (ii) the product of (x) the Annual Bonus payable with respect to the fiscal year in which the Date of Termination occurs and
        (y) a fraction, the numerator



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

        of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; and

                    (iii) any compensation previously deferred by the Employee (together with accrued interest or earnings thereon, if any) as such deferred compensation becomes payable under the deferral plan, and any accrued vacation pay, in each case to the extent not theretofore paid; and

             (b) an amount as severance pay equal to the sum of two times the Employee's Annual Base Salary plus an amount equal to an average of the Employee's prior three Annual Bonuses payable in the fiscal years preceding the Date of Termination.

        5.2     ACCELERATION OF STOCK OPTIONS

        In the event of a Change of Control, as defined in Appendix A of this Agreement, all of Employee's stock options issued pursuant to the Eden Bioscience Corporation 1995 Combined Incentive and Nonqualified Stock Option Plan (the "Plan") will be treated in accordance with this Section 5.2. In the event the option is assumed, converted or replaced in any transaction involving a merger, consolidation, acquisition of property or stock, separation or reorganization ("a Corporate Transaction"), the option will fully accelerate in vesting and exercisability if Employee's employment or service relationship with the Company subsequently terminates within three years after a Corporate Transaction, unless Employee's employment or service relationship is terminated for Cause or by Employee voluntarily without "Good Reason," as defined in
Section 5.6. However, acceleration will not occur if the Corporate Transaction is a related party transaction or the acceleration would, in the opinion of the Company's outside accountants, prevent the use of "pooling of interest" accounting in a transaction for which it is otherwise available. Nothing contained in this Agreement shall affect the right of Employee to receive benefits or other shares under any option plan existing or adopted by the Company. The Options will be designated as incentive stock options to the extent permitted under the Plan and applicable law.

        5.3     TERMINATION FOR CAUSE OR OTHER THAN FOR GOOD REASON

        If the Employee's employment shall be terminated by the Company for Cause as defined in the Employment Agreement or by the Employee for other than Good Reason during the Employment Period, this Agreement shall terminate without further obligation to the Employee other than the obligation to pay to the Employee his Annual Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Employee (as such deferred compensation becomes payable under the deferral plan), in each case to the extent theretofore unpaid.

        5.4     TERMINATION BECAUSE OF DEATH

        If the Employee's employment is terminated by reason of the Employee's death or during the Employment Period, this Agreement shall terminate automatically without further obligations to the Employee or his legal representatives under this Agreement, other than for



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

payment of Accrued Obligations (which shall be paid to the Employee's estate or beneficiary, as applicable in the case of the Employee's death).

        5.5     PAYMENT SCHEDULE

        All payments under Section 5.1(a) and (b) shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination.

        5.6     GOOD REASON

        For purposes of this Agreement, "Good Reason" means any of the following events or conditions and the failure to cure such event or condition within 20 days after receipt of written notice from Employee:

             (a) The assignment to the Employee of any duties inconsistent in any material respect with the Employee's position, authority, duties or responsibilities as contemplated by Section 1.3 hereof or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee, and further excluding reasonable changes in particular duties and reporting responsibilities which may result from the Company becoming part of a larger business organization at some future time provided that such changes in the aggregate do not result in a material alteration in the Employee's position, authority, duties or responsibilities;

             (b) Any failure by the Company to comply with any of the provisions of Section 3 hereof, other than an isolated and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

             (c) Any failure by the Company to comply with and satisfy Section 19 of the Employment Agreement, provided that the Company's successor has received at least ten days' prior written notice from the Company or the Employee of the requirements of Section 19 thereof; or

             (d) Any purported termination of the Employee's employment that is not in accordance with the definition of Cause under the Employment Agreement.

6.      REPRESENTATIONS, WARRANTIES AND OTHER CONDITIONS

        In order to induce the Company to enter into this Agreement, the Employee represents and warrants to the Company as follows:

        6.1     HEALTH

        The Employee is in good health and knows of no physical or mental disability which, with or without any accommodation which may be required by law and which places no



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

undue burden on the Company, would prevent him from fulfilling his obligations hereunder. The Employee agrees, if the Company requests, to submit to periodic medical examinations by a physician or physicians designated by, paid for and arranged by the Company. The Employee agrees that the examination's medical report shall be provided to the Company.

        6.2     NO VIOLATION OF OTHER AGREEMENTS

        The Employee represents that neither the execution nor the performance of this Agreement by the Employee will violate or conflict in any way with any other agreement by which the Employee may be bound.

        6.3.    REAFFIRMATION OF OBLIGATIONS

        The Employee hereby reaffirms the Employee Confidentiality and Disclosure Agreement previously executed by Employee and Employee's obligations under Sections 7, 8, 9 and 10 of the Employment Agreement.

        IN WITNESS WHEREOF, the parties have executed and entered into this Agreement on the date set forth above.

                                       EMPLOYEE

                                       /s/ Jerry L. Butler
                                       -----------------------------------------

                                       EDEN BIOSCIENCE CORPORATION



                                       By /s/ Bradley S. Powell
                                         ---------------------------------------

                                          Its Chief Financial Officer
                                             -----------------------------------



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

                                  APPENDIX A TO

                           CHANGE OF CONTROL AGREEMENT

        For purposes of this Agreement, a "Change of Control" shall mean:

        (a) A "Board Change" which, for purposes of this Agreement, shall have occurred if a majority (excluding vacant seats) of the seats on the Company's Board are occupied by individuals who were neither (i) nominated by a majority of the Incumbent Directors nor (ii) appointed by directors so nominated. An "Incumbent Director" is a member of the Board who has been either (i) nominated by a majority of the directors of the Company then in office or (ii) appointed by directors so nominated, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (as hereinafter defined) other than the Board; or

        (b) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of (i) 20% or more of either (A) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), in the case of either (A) or (B) of this clause
(i), which acquisition is not approved in advance by a majority of the Incumbent Directors, or (ii) 33% or more of either (A) the Outstanding Company Common Stock or (B) the Outstanding Company Voting Securities, in the case of either
(A) or (B) of this clause (ii), which acquisition is approved in advance by a majority of the Incumbent Directors; provided, however, that the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company or in connection with an initial public offering of the Company pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission, (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this Appendix A are satisfied; or

        (c) Consummation of a reorganization, merger or consolidation approved by the shareholders of the Company, in each case, unless, immediately following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportion as their ownership immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 33% or more of the Outstanding Company Common Stock or the Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were the Incumbent Directors at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

        (d) Consummation of the following events approved by the shareholders of the Company (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all the assets of the Company, other than to a corporation with respect to which immediately following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be,
(B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were approved by a majority of the Incumbent Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

        Notwithstanding the foregoing, there shall not be a Change of Control if, in advance of such event, the Employee agrees in writing that such event shall not constitute a Change of Control.


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

                                                                   EXHIBIT 10.10

                           CHANGE OF CONTROL AGREEMENT

                               (BRADLEY S. POWELL)


        This Change of Control Agreement (this "Agreement"), dated as of August 16, 2000, is between Eden Bioscience Corporation, a Washington corporation (the "Company"), and Bradley S. Powell (the "Employee").

        The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to ensure that the Company will have the continued dedication of the Employee, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined in Appendix A to this Agreement, which is incorporated herein by this reference) of the Company. The Board believes it is imperative to diminish the inevitable distraction of the Employee arising from the personal uncertainties and risks created by a pending or threatened Change of Control, to encourage the Employee's full attention and dedication to the Company currently and in the event of any threatened or pending Change of Control, to encourage the Employee's willingness to serve a successor in an equivalent capacity, and to provide the Employee with reasonable compensation and benefits arrangements in the event that a Change of Control results in the Employee's loss of equivalent employment.

        In order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

1.      EMPLOYMENT

        1.1     CERTAIN DEFINITIONS

             (a) "Effective Date" shall mean the first date during the Change of Control Period (as defined in Section 1.1(b)) on which a Change of Control occurs.

             (b) "Change of Control Period" shall mean the period commencing on the date of this Agreement and ending on the second anniversary of the date the Company gives notice to the Employee that the Change of Control Period shall be terminated.

        1.2     EMPLOYMENT PERIOD

        The Company hereby agrees to continue the Employee in its employ or in the employ of its affiliated companies, and the Employee hereby agrees to remain in the employ of the Company or its affiliated companies, in accordance with the terms and provisions of this Agreement, for the period commencing on the Effective Date and ending on the second anniversary of such date (the "Employment Period").

        1.3     POSITION AND DUTIES

        During the Employment Period, the Employee's position, authority, duties and responsibilities shall be at least reasonably commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 90-day period immediately preceding the Effective Date.

        1.4     EMPLOYMENT AT WILL

        The Employee and the Company acknowledge that, except as may otherwise be expressly provided under any other written employment agreement between the Employee and the Company, the employment of the Employee by the Company or its affiliated companies is "at will" and may be terminated by either the Employee or the Company or its affiliated companies at any time. Moreover, if prior to the Effective Date the Employee's employment with the Company or its affiliated companies terminates, then the Employee shall have no further rights under this Agreement.

        1.5     BOARD OF DIRECTORS

        The Employee is either currently or at some future time may become a member of the Board. His continuation as such shall be subject to the will of the Company's stockholders and the Board, as provided in the Company's by-laws and certificate of incorporation. Removal of the Employee from, or nonelection of the Employee to, the Board by the Company's stockholders or the Board, as provided in the Company's by-laws and articles of incorporation, shall in no event be deemed a breach of this Agreement by the Company.

2.      ATTENTION AND EFFORT

        During the Employment Period, and excluding any periods of vacation and sick leave to which the Employee is entitled, the Employee will devote all of his professional productive time, ability, attention and effort to the business and affairs of the Company and the discharge of the responsibilities assigned to him hereunder, and will use his best efforts to perform faithfully and efficiently such responsibilities.

3.      COMPENSATION

        During the Employment Period, the Company agrees to pay or cause to be paid to the Employee, and the Employee agrees to accept in exchange for the services rendered hereunder by him, the following compensation:

        3.1     SALARY

        The Employee shall receive an annual base salary (the "Annual Base Salary"), at least equal to the annual salary established by the Board or the Compensation Committee of the Board (the "Compensation Committee") prior to the Effective Date for the fiscal year in which the Effective Date occurs. The Annual Base Salary shall be paid in substantially equal



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

installments and at the same intervals as the salaries of other officers of the Company are paid.

        3.2     BONUS

        Employee may be entitled to receive, in addition to the Annual Base Salary, an annual bonus in an amount to be determined by the Board of Directors of the Company in its sole discretion.

        3.3     BENEFITS

        During the Employment Period, the Employee shall be entitled to participate, subject to and in accordance with applicable eligibility requirements, in such fringe benefit programs as shall be provided to other employees of the Company and its affiliated companies from time to time during the Employment Period by action of the Board (or any person or committee appointed by the Board to determine fringe benefit programs and other emoluments).

        3.4     EXPENSES

        During the Employment Period, the Employee shall be entitled to receive prompt reimbursement for all reasonable employment expenses incurred by him in accordance with the policies, practices and procedures of the Company and its affiliated companies in effect for the employees of the Company and its affiliated companies during the Employment Period or pursuant to an applicable travel policy.

4.      TERMINATION

        Employment of the Employee during the Employment Period may be terminated as follows but, in any case, the nondisclosure and noncompetition provisions set forth in Sections 7, 8, 9, 10 and 11 shall survive the termination of this Agreement and the termination of the Employee's employment with the Company:

        4.1     BY THE COMPANY OR THE EMPLOYEE

        Upon giving Notice of Termination (as defined below), the Company may terminate the employment of the Employee with or without Cause (as defined below), and the Employee may terminate his employment for Good Reason (as defined below) or for any reason, at any time during the Employment Period.

        4.2     AUTOMATIC TERMINATION

        This Agreement and the Employee's employment during the Employment Period shall terminate automatically upon the death or "total disability" of the Employee. The term "total disability" as used herein shall mean Employee's inability to perform the duties set forth in Section 1.3 hereof for a period or periods aggregating 120 calendar days in any 12-month period as a result of physical or mental illness, loss of legal capacity or any other cause



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

beyond Employee's control, unless Employee is granted a leave of absence by the Board of Directors of the Company. Employee and the Company hereby acknowledge that Employee's ability to perform the duties specified in Section 1.3 hereof is of the essence of this Agreement. Termination hereunder shall be deemed to be effective (a) at the end of the calendar month in which Employee's death occurs or (b) immediately upon a determination by the Board of Directors of the Company of Employee's total disability, as defined herein.

        4.3     NOTICE OF TERMINATION

        Any termination by the Company or by the Employee during the Employment Period shall be communicated by Notice of Termination to the other party given within 20 days in accordance with Section 7. The term "Notice of Termination" shall mean a written notice which (a) indicates the specific termination provision in this Agreement relied upon and (b) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated. The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or the Company hereunder or preclude the Employee or the Company from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

        4.4     DATE OF TERMINATION

        During the Employment Period, "Date of Termination" means (a) if the Employee's employment is terminated by reason of death, at the end of the calendar month in which the Employee's death occurs, (b) if the Employee's employment is terminated by reason of total disability, immediately upon a determination by the Company of the Employee's total disability, and (c) in all other cases, five days after the date of personal delivery of or mailing of, as applicable, the Notice of Termination. The Employee's employment and performance of services will continue during such five-day period; provided, however, that the Company may, upon notice to the Employee and without reducing the Employee's compensation during such period, excuse the Employee from any or all of his duties during such period.

5.      TERMINATION PAYMENTS

        In the event of termination of the Employee's employment during the Employment Period, all compensation and benefits set forth in this Agreement shall terminate except as specifically provided in this Section 5.

        5.1 TERMINATION BY THE COMPANY FOR OTHER THAN CAUSE OR BY THE EMPLOYEE FOR GOOD REASON

        If the Company terminates the Employee's employment other than for Cause or the Employee terminates his employment for Good Reason prior to the end of the Employment Period, the Employee shall be entitled to:



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

             (a) receive payment of the following accrued obligations (the "Accrued Obligations"):

                    (i) the Employee's Annual Base Salary through the Date of Termination to the extent not theretofore paid;

                    (ii) the product of (x) the Annual Bonus payable with respect to the fiscal year in which the Date of Termination occurs and
        (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; and

                    (iii) any compensation previously deferred by the Employee (together with accrued interest or earnings thereon, if any) as such deferred compensation becomes payable under the deferral plan, and any accrued vacation pay, in each case to the extent not theretofore paid; and

             (b) an amount as severance pay equal to the sum of two times the Employee's Annual Base Salary plus an amount equal to an average of the Employee's prior three Annual Bonuses payable in the fiscal years preceding the Date of Termination.

        5.2 ACCELERATION OF STOCK OPTIONS

        In the event of a Change of Control, as defined in Appendix A of this Agreement, all of Employee's stock options issued pursuant to the Eden Bioscience Corporation 1995 Combined Incentive and Nonqualified Stock Option Plan (the "Plan") will be treated in accordance with this Section 5.2. In the event the option is assumed, converted or replaced in any transaction involving a merger, consolidation, acquisition of property or stock, separation or reorganization (a "Corporate Transaction"), the option will fully accelerate in vesting and exercisability if Employee's employment or service relationship with the Company subsequently terminates within three years after a Corporate Transaction, unless Employee's employment or service relationship is terminated for Cause or by Employee voluntarily without "Good Reason," as defined in
Section 5.6. However, acceleration will not occur if the Corporate Transaction is a related party transaction or the acceleration would, in the opinion of the Company's outside accountants, prevent the use of "pooling of interest" accounting in a transaction for which it is otherwise available. Nothing contained in this Agreement shall affect the right of Employee to receive benefits or other shares under any option plan existing or adopted by the Company. The Options will be designated as incentive stock options to the extent permitted under the Plan and applicable law.

        5.3 TERMINATION FOR CAUSE OR OTHER THAN FOR GOOD REASON

        If the Employee's employment shall be terminated by the Company for Cause or by the Employee for other than Good Reason during the Employment Period, this Agreement shall terminate without further obligation to the Employee other than the obligation to pay to the Employee his Annual Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Employee (as such deferred compensation becomes payable under the deferral plan), in each case to the extent theretofore unpaid.

        5.4     TERMINATION BECAUSE OF DEATH OR TOTAL DISABILITY

        If the Employee's employment is terminated by reason of the Employee's death or total disability during the Employment Period, this Agreement shall terminate automatically without further obligations to the Employee or his legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Employee's estate or beneficiary, as applicable in the case of the Employee's death).

        5.5     PAYMENT SCHEDULE

        All payments under Section 5.1(a) and (b) shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination.

        5.6     GOOD REASON

        For purposes of this Agreement, "Good Reason" means any of the following events or conditions and the failure to cure such event or condition within 20 days after receipt of written notice from Employee:

             (a) The assignment to the Employee of any duties inconsistent in any material respect with the Employee's position, authority, duties or responsibilities as contemplated by Section 1.3 hereof or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee, and further excluding reasonable changes in particular duties and reporting responsibilities which may result from the Company becoming part of a larger business organization at some future time provided that such changes in the aggregate do not result in a material alteration in the Employee's position, authority, duties or responsibilities; or

             (b) Any failure by the Company to comply with any of the provisions of Section 3 hereof, other than an isolated and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

        5.7     CAUSE

        Wherever reference is made in this Agreement to termination being with or without Cause, "Cause" shall include, without limitation, the occurrence of one or more of the following events:

             (a) Failure or refusal to carry out the lawful duties of Employee described in Section 1.3 hereof or any directions of the Board of Directors of the Company, which directions are reasonably consistent with the duties herein set forth to be performed by Employee;

             (b) Violation by Employee of a state or federal criminal law involving the commission of a crime against the Company or a felony;

             (c) Current use by Employee of illegal substances; deception, fraud, misrepresentation or dishonesty by Employee; any incident materially compromising Employee's reputation or ability to represent the Company with the public; any act or omission by Employee which substantially impairs the Company's business, good will or reputation; or any other misconduct; or

             (d) Any other material violation of any provision of this Agreement.

        5.8     EXCESS PARACHUTE LIMITATION

        If either the Company or the Employee receives confirmation from the Company's independent tax counsel or its certified public accounting firm, or such other accounting firm retained as independent certified public accountants for the Company (the "Tax Advisor"), that any payment by the Company to the Employee under this Agreement or otherwise would be considered to be an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, or any successor statute then in effect (the "Code"), then the aggregate payments by the Company pursuant to this Agreement shall be reduced to the highest amount that may be paid to the Employee by the Company under this Agreement without having any portion of any amount payable to the Employee by the Company or a related entity under this Agreement or otherwise treated as such an "excess parachute payment", and, if permitted by applicable law and without adverse tax consequence, such reduction shall be made to the last payment due hereunder. Any payments made by the Company to the Employee under this Agreement which are later confirmed by the Tax Advisor to be "excess parachute payments" shall be considered by all parties to have been a loan by the Company to the Employee, which loan shall be repaid by the Employee upon demand together with interest calculated at the lowest interest rate authorized for such loans under the Code without a requirement that further interest be imputed.

6.      NOTICE AND CURE OF BREACH

        Whenever a breach of this Agreement by either party is relied upon as justification for any action taken by the other party pursuant to any provision of this Agreement, other than pursuant to the definition of "Cause" set forth in
Section 5.7 hereof, before such action is taken, the party asserting the breach of this Agreement shall give the other party at least twenty (20) working days' prior written notice of the existence and the nature of such breach before taking further action hereunder and shall give the party purportedly in breach of this Agreement the opportunity to correct such breach during the 20-day period.

7.      FORM OF NOTICE

        All notices given hereunder shall be given in writing, shall specifically refer to this Agreement and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by registered or certified mail, return receipt requested, at the address set forth below or at such other address as may hereafter be designated by notice given in compliance with the terms hereof:

        If to Employee:        Bradley S. Powell
                               22906  81st Avenue SE
                               Woodinville, WA  98072

        If to the Company:     Eden Bioscience Corporation
                               11816 North Creek Parkway North
                               Bothell, WA 98011

        Copy to:               James R. Lisbakken
                               Perkins Coie
                               1201 Third Avenue, 40th Floor
                               Seattle, WA 98101-3099

If notice is mailed, such notice shall be effective upon mailing, or if notice is personally delivered or sent by telecopy or other electronic facsimile transmission, it shall be effective upon receipt.

8.      NONCOMPETITION

        Employee agrees that during the Employment Period and for a period of eighteen (18) months thereafter, he will not, except in furtherance of his employment with the Company, without the prior written consent of the Company, either directly or indirectly operate, control, advise, be engaged by, perform any consulting services for, invest in (other than less than one percent of the outstanding stock in a publicly held corporation which is listed on the NASDAQ national market or traded over-the-counter or on a recognized securities exchange) or otherwise become associated in any capacity with, any business, company, partnership, organization, proprietorship, or other entity who or which manufactures products or traits which use organisms or other byproducts or which is developing products or traits, to (i) treat soil or foliar diseases of plants or (ii) enhance growth or insect tolerance of plants (the "Company Products") in competition with the Company in those geographical areas in which the Company conducts or has conducted such business, or intends to conduct business, consistent with the Company's current, written business plans, during Employee's employment.

9.      NONDISCLOSURE

        Employee agrees at all times to hold as secret and confidential (unless disclosure is required by the Company or would be in furtherance of Employee's employment with the Company or is required pursuant to court order, subpoena in a governmental proceeding, arbitration or pursuant to other process or requirement of law) any and all knowledge, information, developments, manufacturing and trade secrets, know-how and confidences of the Company or its business of which he has knowledge during the Employment Period, to the extent such matters have not previously been made public, are not thereafter made public, or do not otherwise become available to Employee from a third party not, to Employee's best knowledge, bound by any confidentiality agreement with the Company ("Confidential Information"). The phrase "made public" as used in this Agreement shall apply to matters within the domain of (a) the general public or (b) the Company's industry. Employee agrees not to use such knowledge for his own benefit or for the benefit of others or, except as provided above, disclose any of such Confidential Information without the prior written consent of the Company, which consent shall make express reference to this Agreement.

10.     NONINTERFERENCE

        Employee agrees that during the Employment Period and for a period of eighteen (18) months thereafter, he will not, except in furtherance of his employment with the Company or as a part of his duties as an officer of the Company, without the prior written consent of the Company, directly or indirectly solicit, induce or attempt to solicit or induce any employee, agent or other representative or associate of the Company to terminate its relationship with the Company or in any way interfere with such a relationship or a relationship between the Company and any of its suppliers or distributors.

11.     DISCLOSURE OF PROPRIETARY INTELLECTUAL PROPERTY

        11.1 Employee agrees that he will promptly disclose to the Company any and all improvements, discoveries, ideas, developments or inventions composing proprietary intellectual property which may be material to the operations and business of the Company (the "Improvements") which Improvements are made or conceived by Employee, acting alone or in conjunction with others, (a) during the Employment Period, or (b) to the extent the Improvements are specifically and directly related to the Company Products within three (3) years after the Employment Period, if such Improvement results from or was suggested by such employment. Employee shall not disclose any such Improvement to any person, except the Company and shall use all reasonable efforts to provide the Company written disclosure of such Improvements. Each such Improvement shall be the sole and exclusive property of and is hereby assigned to the Company. Employee agrees that, at the request of the Company, Employee will execute such applications, statements, assignments or other documents, furnish such information and data and take all such other action (including without limitation the giving of testimony) as the Company may from time to time reasonably request in order to obtain for the Company a registration or patent in the United States or any foreign country covering or pertaining to any such Improvement. The Company and Employee hereby acknowledge and agree that the obligations set forth in this
Section 10 do not apply to an Improvement for which no equipment, supplies, facility, copyright, patent or patent application, registration, information, or other intellectual property or trade secret information of the Company was used and which was developed entirely on Employee's own time, unless (a) the Improvement relates (i) directly to the business of the Company, or (ii) to the Company's actual or demonstrably anticipated research or